Exhibit T3E-2

LETTER OF TRANSMITTAL AND CONSENT

Coca-Cola European Partners plc

Offers to Exchange Any and All Outstanding Notes of the Series Specified Below and
Solicitation of Consents to Amend the Related Indenture

Dated March 12, 2018

Each Exchange Offer (as defined herein) and each Consent Solicitation (as defined herein) will expire at 11:59 p.m., New York City time, on April 9, 2018, unless extended or earlier terminated by us. We refer to this date and time, as it may be extended, as the “Expiration Date.” In order to be eligible to receive the Total Exchange Consideration, which includes the Early Exchange Premium (as defined herein), holders of Old Notes (as defined herein) must tender their Old Notes and deliver their Consents (as defined herein) at or before 5:00 p.m., New York City time, on March 23, 2018, unless extended by us. We refer to this date and time, as it may be extended, as the “Early Exchange Date.” Holders of Old Notes who tender their Old Notes and deliver their Consents after the Early Exchange Date and at or before the Expiration Date will be eligible to receive the Exchange Consideration, which does not include the Early Exchange Premium. Old Notes validly tendered and Consents validly delivered may be withdrawn and revoked at any time at or prior to the Withdrawal Deadline.

Each Consent will constitute a consent to eliminate many of the restrictive covenants contained in the Old Notes Indenture, including the limitation on consolidations and mergers, the limitation on liens, and the limitation on sale and leaseback transactions.

Each holder of Old Notes wishing to participate in the Exchange Offers and Consent Solicitations, except holders of Old Notes executing their tenders and delivering their consents through the Automated Tender Offer Program (“ATOP”) procedures of The Depository Trust Company, as depository (“DTC”), should complete, sign and subject this Letter of Transmittal and Consent to the exchange agent and information agent, D.F. King & Co., Inc. (the “Exchange and Information Agent”), at or before the Expiration Date or the Early Exchange Date, as applicable.

D.F. KING & CO., INC.

By Facsimile (for Eligible Institutions only):
(212) 709-3328
Confirmation:  (212) 269-5552

By Mail, Hand Delivery and Overnight Courier:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Attn:  Andrew Beck

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND CONSENT AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

We are making the Exchange Offers and Consent Solicitations in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 3(a)(9) thereof.

The Exchange Offers and Consent Solicitations are not being made to, nor will we accept tenders of Old Notes from, holders in any jurisdiction in which the Exchange Offers and Consent Solicitations or acceptance thereof would not be in compliance with the securities or “blue sky” laws of such jurisdiction.

The undersigned acknowledges that he or she has received the offering memorandum and consent solicitation statement, dated March 12, 2018 (as amended or supplemented from time to time, the “Offering Memorandum”), of Coca-Cola European Partners plc, a public limited company organized under the laws of England and Wales (“CCEP,” “we,” or “us”), and this Letter of Transmittal and Consent, which together constitute CCEP’s offer to exchange, in each case upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter of Transmittal and Consent, at the election of holders thereof, any and all validly tendered and accepted notes of the series set forth in the table below (together, the “Old Notes”) issued by Coca-Cola European Partners US, LLC (“CCEP US”) (as successor by merger to Coca-Cola Enterprises, Inc. (formerly named International CCE Inc.) (“CCE”)) and guaranteed by CCEP for (1) New Notes issued by us and guaranteed by CCEP US and (2) cash, as further described in the table below. All capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Memorandum.

Title of Series of Old Notes	CUSIP Number of Old Notes	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Exchange Premium(1)	Total Exchange Consideration(1)(2)
3.500% Notes due 2020	459284 AB1	September 15, 2020	$525,000,000	$970 principal amount of New 3.500% Notes and $1.50 in cash	$30 principal amount of New 3.500% Notes	$1,000 principal amount of New 3.500% Notes and $1.50 in cash
3.250% Notes due 2021	19122T AE9	August 19, 2021	$250,000,000	$970 principal amount of New 3.250% Notes and $1.50 in cash	$30 principal amount of New 3.250% Notes	$1,000 principal amount of New 3.250% Notes and $1.50 in cash
4.500% Notes Due 2021	19122T AB5	September 1, 2021	$300,000,000	$970 principal amount of New 4.500% Notes and $1.50 in cash	$30 principal amount of New 4.500% Notes	$1,000 principal amount of New 4.500% Notes and $1.50 in cash

(1) For each $1,000 principal amount of Old Notes.
(2) Includes Early Exchange Premium.

In addition to the Exchange Consideration or Total Exchange Consideration, as applicable, set forth above, we will pay accrued and unpaid interest on the Old Notes accepted in the Exchange Offers to, but not including, the Settlement Date.

Concurrently with the Exchange Offers, we, on behalf of CCEP US, are also soliciting Consents, in each case upon the terms and subject to the conditions set forth in the Offering Memorandum and this Letter of Transmittal and Consent (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”), from holders of the Old Notes to the Proposed Amendments and related execution of the Supplemental Indenture.  The Proposed Amendments would eliminate many of the restrictive covenants contained in the Old Notes Indenture.  Holders of all series of Old Notes will vote together as a single class with respect to the Proposed Amendments.

Holders may not deliver a Consent in a Consent Solicitation without tendering Old Notes in the applicable Exchange Offer.  If a holder tenders Old Notes in an Exchange Offer, such holder will be deemed to deliver its Consent, with respect to the principal amount of such tendered Old Notes, to the Proposed Amendments to the Old Notes Indenture.  The Exchange Offers are not conditioned upon effecting the Proposed Amendments, and we may complete the Exchange Offers even if valid Consents sufficient to effect the Proposed Amendments to the Old Notes Indenture are not received.  The Proposed Amendments to the Old Notes Indentures are described in the Offering Memorandum under “Description of the Proposed Amendments.”

Note that the Exchange Offers and Consent Solicitations do not include a provision for tendering Old Notes and delivering Consents pursuant to a Notice of Guaranteed Delivery, and so if you do not complete the procedures for tendering Old Notes at or prior to the Expiration Date, CCEP will not accept your Old Notes for exchange and such Old Notes will remain outstanding.

The undersigned hereby tenders the Old Notes described in the box entitled “Description of Old Notes” below and delivers the related Consents pursuant to the terms and conditions described in the Offering Memorandum and this Letter of Transmittal and Consent. The undersigned is the registered holder of all its respective Old Notes (the “Holder”).

In order to tender Old Notes in the Exchange Offers and deliver the related Consent, you must:

1.
tender your Old Notes by book-entry transfer to the account maintained by the Exchange and Information Agent at DTC or by delivering certificates representing such Old Notes such that the Old Notes are received by the Exchange and Information Agent at or prior to 11:59 p.m., New York City time, on the Expiration Date or 5:00 p.m., New York City time, on the Early Exchange Date, as applicable, according to the procedures set forth in the section titled “Procedures for Tendering Old Notes and Delivering Consents” in the Offering Memorandum and the instructions in this Letter of Transmittal and Consent,

2.
submit a properly completed Letter of Transmittal and Consent to the Exchange and Information Agent by mail or facsimile so that it is received by the Exchange and Information Agent at the address set forth on the cover of this Letter of Transmittal and Consent at or prior to 11:59 p.m., New York City time, on the Expiration Date or 5:00 p.m., New York City time, on the Early Exchange Date, as applicable. You need not submit this Letter of Transmittal and Consent if, in accordance with DTC’s ATOP procedure, DTC will send an agent’s message (“Agent’s Message”) stating that DTC has received an express acknowledgment from you that you will be bound by the terms and conditions hereof as if you had completed, executed and delivered this Letter of Transmittal and Consent,

3.	timely deliver any other documents required by the Offering Memorandum and this Letter of Transmittal and Consent.

Holders whose Old Notes are held by DTC should be aware that DTC may have deadlines earlier than the Expiration Date for DTC to be advised of the action that you may wish for them to take with respect to your Old Notes and, accordingly, such holders are urged to contact DTC as soon as possible in order to learn of DTC’s applicable deadlines.

Delivery of documents to DTC does not constitute delivery to the Exchange and Information Agent.

CCEP reserves the right to extend the Exchange Offers and Consent Solicitations for any reason or no reason at all.  CCEP also expressly reserves the right, at any time or from time to time, to amend the terms of the Exchange Offers and Consent Solicitations in any respect prior to the Expiration Date.  Further, CCEP may be required by law to extend the Exchange Offers and Consent Solicitations if we make a material change in the terms of the Exchange Offers and Consent Solicitations or in the information contained in the Offering Memorandum or waive a material condition to the Exchange Offers and Consent Solicitations.  During any extension of the Exchange Offers and Consent Solicitations, Old Notes that were previously tendered and not validly withdrawn will remain subject to the Exchange Offers and Consent Solicitations.

CCEP reserves the right, in its sole and absolute discretion, to terminate the Exchange Offers and Consent Solicitations at any time prior to the Expiration Date if any condition to the Exchange Offers and Consent Solicitations is not satisfied.  If the Exchange Offers and Consent Solicitations are terminated, no Old Notes will be accepted for exchange in the Exchange Offers and Consent Solicitations and any Old Notes that have been tendered will be returned to the Holder.  For more information regarding CCEP’s right to extend, amend or terminate the Exchange Offers and Consent Solicitations, see the section of the Offering Memorandum entitled “The Exchange Offers and Consent Solicitations—Early Exchange Date; Expiration Date; Extensions; Amendments; Termination.”

Neither the Offering Memorandum nor this Letter of Transmittal and Consent constitutes an offer to purchase, a solicitation of an offer to sell or an offer to exchange Old Notes in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or “blue sky” laws. The delivery of this Letter of Transmittal and Consent shall not under any circumstances create any implication that the information contained herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of CCEP or any of its subsidiaries or affiliates since the date hereof. CCEP disclaims any obligation to update or revise any information contained in the Offering Memorandum or this Letter of Transmittal and Consent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitations.

List below the Old Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Notes will be accepted only in minimum principal amounts equal to $200,000 and integral multiples of $1,000 in excess thereof, subject to maintaining the required minimum denomination of $200,000 for the New Notes.

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number is Which Old Notes Are Held (Please fill in, if blank)	Aggregate Original Principal Amount of Old Notes Presently Held/Tendered*

Total
*Unless otherwise specified above, all Old Notes held for the account of the undersigned will be tendered.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AND INFORMATION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE OFFERING MEMORANDUM.

Name:

Address:

BY THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT IN CONNECTION WITH THE TENDER OF OLD NOTES (INCLUDING BY BOOK-ENTRY TRANSFER), A TENDERING HOLDER WILL BE DEEMED TO: (1) CONSENT TO THE PROPOSED AMENDMENTS AND RELATED EXECUTION OF THE SUPPLEMENTAL INDENTURE ON THE TERMS SET FORTH HEREIN AND IN THE OFFERING MEMORANDUM; AND (2) MAKE THE COVENANTS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS SET FORTH IN THIS LETTER OF TRANSMITTAL AND CONSENT AND IN THE OFFERING MEMORANDUM.

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers and Consent Solicitations set forth in the Offering Memorandum, receipt of which is hereby acknowledged, and this Letter of Transmittal and Consent, the undersigned hereby (a) tenders to CCEP the aggregate amount of Old Notes indicated in this Letter of Transmittal and Consent and (b) consents with respect to the aggregate principal amount of the Old Notes tendered pursuant to clause (a) above to the Proposed Amendments and related execution of the Supplemental Indenture. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offers and Consent Solicitations (including, if the Exchange Offers and Consent Solicitations are extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, CCEP all right, title and interest in and to such Old Notes as are being tendered hereby.

CCEP is seeking Consents to all aspects of the Proposed Amendments as a single proposal. Accordingly, any Consent purporting to consent to only some of the Proposed Amendments will be a valid delivery of a Consent by a holder as to all of the Proposed Amendments.

The undersigned hereby irrevocably constitutes and appoints the Exchange and Information Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes with full knowledge that the Exchange and Information Agent also acts as an agent for CCEP, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to: deliver certificates representing the Old Notes to CCEP, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of CCEP, upon receipt by the Exchange and Information Agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes; present such Old Notes for transfer, and transfer the Old Notes on the books of CCEP; receive for the account of CCEP all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes (except that the Exchange and Information Agent will have no rights to or control over our funds, except as our agent for the Exchange Consideration and any Early Exchange Premium for any tendered Old Notes that are exchanged by us), all in accordance with the terms and conditions of the Exchange Offers and Consent Solicitations; and deliver to the Exchange and Information Agent, this Letter of Transmittal and Consent as evidence of the undersigned’s Consent, all in accordance with the terms and conditions set forth in the Offering Memorandum and this Letter of Transmittal and Consent.

The undersigned hereby covenants, represents and warrants that:

1.	the undersigned is the beneficial owner of, or duly authorized representative of one or more beneficial owners of, the Old Notes tendered for exchange hereby;

2.
the undersigned has full power and authority to make the representations, warranties and agreements in the Offering Memorandum and this Letter of Transmittal and Consent and to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, and to acquire New Notes issuable upon the exchange of such tendered Old Notes and to deliver the related Consents contained herein;

3.
when the Old Notes are accepted for exchange, CCEP will acquire good, marketable and unencumbered title thereto, with full title guarantee free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Notes, and not subject to any adverse claim or right, and together with all rights attached thereto, when the same are accepted by CCEP; and

4.
the undersigned agrees with all of the terms and conditions of the Exchange Offers and Consent Solicitations and agrees that tenders of Old Notes pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned’s acceptance of the terms and conditions of the Exchange Offers and Consent Solicitations.

The undersigned understands that acceptance of tendered Old Notes by CCEP for exchange will constitute a binding agreement between the undersigned and CCEP under the law of the State of New York enforceable in accordance with the terms and subject to the conditions of the Exchange Offers and Consent Solicitations. In all cases in which a participant elects to accept the Exchange Offers and Consent Solicitations by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal and Consent. The undersigned recognizes that, under certain circumstances set forth in the Offering Memorandum, CCEP may not be required to accept for exchange any of the Old Notes tendered thereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by CCEP or the Exchange and Information Agent to be reasonably necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered thereby from the date of this Letter of Transmittal and Consent (or the applicable Agent’s Message) and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

The undersigned will indemnify CCEP, CCEP US, the Financial Advisors, the Exchange and Information Agent and the Trustee against all and any losses, costs, claims, liabilities, expenses, charges, actions or demands which any of them may incur or which may be made against any of them as a result of the undersigned’s breach of any of the terms of, or any of the acknowledgements, representations, warranties and/or undertakings given pursuant to, the tenders in the Exchange Offers and Consent Solicitations.

The undersigned waives any and all other rights with respect to the Old Notes tendered pursuant to the Exchange Offers (including its waiver of any existing or past defaults and their consequences in respect of the Old Notes or the Old Notes Indenture), releases and discharges CCEP US and CCEP from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Old Notes tendered pursuant to the Exchange Offers, including any claims that it is entitled to receive additional principal or interest payments with respect to the Old Notes or to participate in any redemption or defeasance of the Old Notes.

For purposes of the Exchange Offers and Consent Solicitations, CCEP will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes (or defectively tendered Old Notes which defect CCEP has, or has caused to be, waived) if, as and when CCEP gives oral notice (confirmed in writing) or written notice thereof to the Exchange and Information Agent.

All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated herein in the box entitled “Special Payment or Issuance Instructions” below, please credit the New Notes to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled “Special Delivery Instructions” below, please deliver the New Notes to the account indicated above maintained at DTC. Any Old Notes not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2 and 3)	(See Instructions 2 and 3)

To be completed ONLY if the New Notes are to be issued in the name of and/or the cash portion of the consideration plus accrued and unpaid interest is to be paid to someone other than the registered holder of the Old Notes whose name(s) appear(s) above.
Issue ☐ New Notes (check if applicable) and/or pay ☐ the cash portion of the consideration plus accrued and unpaid interest (check if applicable) to:

To be completed ONLY if the New Notes are to be delivered to and/or the cash portion of the consideration plus accrued and unpaid interest is to be delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
Deliver ☐ New Notes (check if applicable) and/or pay ☐ the cash portion of the consideration plus accrued and unpaid interest (check if applicable) to:

Name:	Name:
(Please Type or Print)	(Please Type or Print)

Address:	Address:

(Include Zip Code)	(Include Zip Code)

Taxpayer Identification or Social Security Number (Complete IRS Form W-9 or applicable IRS Form W-8)	Taxpayer Identification or Social Security Number (Complete IRS Form W-9 or applicable IRS Form W-8)

(Book-Entry Transfer Facility Account Number, if applicable)	(Book-Entry Transfer Facility Account Number, if applicable)

PLEASE SIGN HERE TO TENDER YOUR OLD NOTES
(To be completed by all Tendering Holders)
(Complete accompanying Form W-9 below)

Signature(s) of Owner(s)

Date	Area Code and Telephone Number

If a Holder is tendering any Old Notes, this Letter of Transmittal and Consent must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):

(Please Type or Print)

Capacity or Title:

Address:

(Include Zip Code)

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by a Medallion Signature Guarantor:
(Authorized Signature)

(Title)

(Name and Firm)

Date	Area Code and Telephone Number

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC’S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AND INFORMATION AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EARLY EXCHANGE DATE, OR 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, AS APPLICABLE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers and Solicitations of Consent

1.          Delivery of this Letter of Transmittal and Consent. This Letter of Transmittal and Consent, or an electronic confirmation pursuant to DTC’s ATOP system, is to be completed by Holders of Old Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section titled “Procedures for Tendering Old Notes and Delivering Consents” in the Offering Memorandum. Book-Entry Confirmation as well as a properly completed and duly executed Letter of Transmittal and Consent (or a manually signed facsimile hereof), or an electronic confirmation pursuant to DTC’s ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange and Information Agent at the address set forth herein at or prior to the Expiration Date or the Early Exchange Date, as applicable. The book-entry transfer of Old Notes must be accompanied by an Agent’s Message confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by this Letter of Transmittal and Consent and that this Letter of Transmittal and Consent may be enforced against such Holder. Electronic confirmation pursuant to DTC’s ATOP system must also include an express acknowledgment (an “Express Acknowledgment”) by the Holder that such Holder has received and agreed to be bound by this Letter of Transmittal and Consent and that this Letter of Transmittal and Consent may be enforced against such Holder. Old Notes tendered hereby must be in minimum principal amounts equal to $200,000 and integral multiples of $1,000 in excess thereof, subject to maintaining the required minimum denomination of $200,000 for the New Notes.

The delivery of the Old Notes and all other required documents will be deemed made only when actually received by the Exchange and Information Agent. The method of delivery of this Letter of Transmittal and Consent and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal and Consent or other documents should be sent to CCEP or the Trustee.

See the sections titled “The Exchange Offers and Consent Solicitations” and “Procedures for Tendering Old Notes and Delivering Consents” in the Offering Memorandum.

2.          Signatures on this Letter of Transmittal and Consent; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal and Consent is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Notes in the DTC system without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal and Consent.

If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent as there are different registrations. When this Letter of Transmittal and Consent is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter of Transmittal and Consent or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by CCEP, proper evidence satisfactory to CCEP of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

Signatures on this Letter of Transmittal and Consent need not be guaranteed by a Medallion Signature Guarantor, provided the Old Notes are tendered:

(i)
by a registered Holder of Old Notes (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled “Special Payment or Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal and Consent, or

(ii)
for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

3.          Special Payment, Issuance and Delivery Instructions. If New Notes are to be issued in the name of, and/or the cash portion of the consideration for the Exchange Offers and Consent Solicitations plus accrued and unpaid interest is to be paid to, a person other than the signer of this Letter of Transmittal and Consent, or if New Notes are to be sent to, and/or the cash portion of the consideration for the Exchange Offers and Consent Solicitations plus accrued and unpaid interest is to be paid to, someone other than the signer of this Letter of Transmittal and Consent or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal and Consent should be completed. Old Notes not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

4.          Important Tax Information. A Holder or other payee that is a “U.S. Person” (as defined in the General Instructions to Form W-9) (a “U.S. Holder”)  whose tendered Old Notes are accepted for exchange may be subject to backup withholding unless the U.S. Holder provides the Exchange and Information Agent with either (i) such U.S. Holder’s correct taxpayer identification number (“TIN”) on the enclosed IRS Form W-9, properly certifying that the TIN is correct (or that such U.S. Holder is awaiting a TIN) and that (A) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the U.S. Holder that it is no longer subject to backup withholding or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. U.S. Holders that are exempt recipients should complete and return the enclosed Form W-9 to the applicable withholding agent and check the “Exempt payee” box to avoid possible erroneous backup withholding. If the Exchange and Information Agent is not provided with the correct TIN, the U.S. Holder may be subject to certain penalties imposed by the IRS.

Each tendering Holder or other payee that is not a U.S. Holder (a “Non-U.S. Holder”)  may qualify as an exempt recipient by submitting to the Exchange and Information Agent a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP, as applicable (which the Exchange and Information Agent will provide upon request), signed under penalty of perjury, attesting to the Non-U.S. Holder’s foreign status.

If backup withholding applies, CCEP is required to withhold a portion of certain payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN IRS FORM W-9 OR AN APPLICABLE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS AND CONSENT SOLICITATIONS.

5.          Transfer Taxes. CCEP will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offers and Consent Solicitations.  If, however, New Notes are to be registered or issued in the name of any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to CCEP or its order pursuant to the Exchange Offers and Consent Solicitations, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Notes will be issued until such evidence is received by the Exchange and Information Agent.  For the avoidance of doubt, transfer taxes will not be considered to include income, franchise or similar taxes that are occasioned by the transfer of the Old Notes pursuant to the Exchange Offers and Consent Solicitations.

6.          Waiver of Conditions. CCEP reserves the right to extend the Exchange Offers and Consent Solicitations for any reason or no reason at all.  CCEP also expressly reserves the right, at any time or from time to time, to amend the terms of the Exchange Offers and Consent Solicitations in any respect prior to the Expiration Date.  Further, CCEP may be required by law to extend the Exchange Offers and Consent Solicitations if we make a material change in the terms of the Exchange Offers and Consent Solicitations or in the information contained in the Offering Memorandum or waive a material condition to the Exchange Offers and Consent Solicitations.  During any extension of the Exchange Offers and Consent Solicitations, Old Notes that were previously tendered and not validly withdrawn will remain subject to the Exchange Offers and Consent Solicitations.

Subject to applicable law, CCEP expressly reserves the right, in its sole discretion and with respect to any or all of the Exchange Offers, to delay accepting any Old Notes, to extend the Exchange Offers or to terminate the Exchange Offers and not accept any Old Notes; extend the Early Exchange Date without extending the Withdrawal Deadline; extend the Expiration Date without extending the Early Exchange Date; terminate the Exchange Offers and return all tendered Old Notes to the respective tendering Holders; and amend, modify or waive in part or whole, at any time, or from time to time, the terms of the Exchange Offers in any respect, including waiver of any conditions to consummation of the Exchange Offers.

7.          No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes (and delivery of the related Consents), by execution of this Letter of Transmittal and Consent (or an Agent’s Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Notes for exchange and delivery of the related Consents.

CCEP will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes and related Consents, which determination shall be final and binding. CCEP reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of CCEP or its counsel, be unlawful. CCEP also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offers as to any particular Old Notes either before or after the Expiration Date or the Early Exchange Date, as applicable, (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offers and Consent Solicitations as to any particular Old Notes either before or after the Expiration Date or the Early Exchange Date, as applicable (including this Letter of Transmittal and Consent and the instructions hereto), by CCEP shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange and delivery of Consents must be cured within such reasonable period of time as CCEP shall determine. None of CCEP, the Exchange and Information Agent or any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange and delivery of related Consents, nor shall any of them incur any liability for failure to give such notification.

8.          Partial Tenders. Tenders of Old Notes (and delivery of the related Consents) will be accepted only in minimum principal amounts equal to $200,000 and integral multiples of $1,000 in excess thereof, subject to maintaining the required minimum denominations of $200,000 for the New Notes. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the original principal amount of Old Notes which are tendered for exchange on the form entitled “Description of Old Notes,” as more fully described in the footnotes thereto.

9.          Withdrawal of Tenders. Consents may be revoked at any time at or prior to the Withdrawal Deadline.  Old Notes tendered and not validly withdrawn at or prior to the Withdrawal Deadline may not be withdrawn at any time thereafter, and Old Notes tendered after the Withdrawal Deadline may not be withdrawn at any time, unless the Exchange Offers are terminated without any Old Notes being exchanged or as required by law.  If such a termination occurs, the Old Notes will be returned to the tendering Holder as promptly as practicable.

Tenders of any Old Notes will automatically be withdrawn if the Exchange Offers and Consent Solicitations are terminated without any such Old Notes being exchanged as provided in the Offering Memorandum. In the event of termination of the Exchange Offers and Consent Solicitations, the Old Notes tendered pursuant to the Exchange Offers and Consent Solicitations will be returned to the tendering Holder promptly.

Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange and Information Agent’s account at DTC pursuant to the book-entry transfer procedures set forth in the section titled “Procedures for Tendering Old Notes and Delivering Consents,” in the Offering Memorandum, and such Old Notes will be credited to the account specified herein maintained with DTC for the Old Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers and Consent Solicitations.

All questions as to form, eligibility and validity (including time of receipt) of any delivery or revocation of a tender will determined by CCEP, in its sole discretion, which determination will be final and binding. None of CCEP, CCEP US, the Exchange and Information Agent, the Trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

10.          Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Old Notes have been mutilated lost, stolen or destroyed should contact the Exchange and Information Agent at the address indicated herein for further instructions.

11.          Conflict. In the event of any conflict between the terms of the Offering Memorandum and the terms of this Letter of Transmittal and Consent, the terms of the Offering Memorandum will control.

12.          Requests or Assistance or Additional Copies. Questions relating to the procedure for tendering Old Notes and requests for assistance may be directed to the Exchange and Information Agent at the address and telephone number set forth herein. Requests for additional copies of the Offering Memorandum and this Letter of Transmittal and Consent may be directed to the Exchange and Information Agent at the following address and telephone numbers.

D.F. KING & CO., INC.

48 Wall Street, 22nd Floor
New York, New York 10005
Attn:  Andrew Beck

Banks and Brokers call:  (212) 269-5550
Toll free:  (888) 605-1956
Email:  cce@dfking.com

13. Inadequate Space. If the space provided herein under “Description of Old Notes” is inadequate, the certificate numbers of the Old Notes and the principal amount of Old Notes tendered should be listed on a separate schedule and attached hereto.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification Go to www.irs.gov/Form W9 for instructions and the latest information	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained
outside the U.S.)

	☐	Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐ Trust/estate

☐   Limitedliability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner.  Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes.  Otherwise a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐   Other(see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions								Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note. If the account is in more than one name, see the instructions for line 1. Also see what Name and Number To Give the Requestor for guidelines on whose number to enter.

Social security number

	–	–
or
Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/formw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do notreturn Form W-9 to the requester with aTIN, you might be subject to backup withholding.See What is backup withholding, later.
By signing the filled-out form, you:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
● An individual who is a U.S. citizen or U.S. resident alien;
● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
● An estate (other than a foreign estate); or
● A domestic trust (as defined in Regulations section 301.7701–7).

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions on for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules forpartnerships, earlier.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. Personmust provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Form W-9 (Rev. 11-2017)	Page 3

If the entity/person on line 1 is a(n) ...	THEN check the box for ...
  A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
  B—The United States or any of its agencies or instrumentalities
  C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
  D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
  E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
  F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
  G—A real estate investment trust
  H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
  I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581
  K—A broker
  L—A trust exempt from tax under section 664 or described in section
4947(a)(1)
  M—A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.
If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form
W-7 and/or Form SS-4.  Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Entering “Applied For” means that you have already applied for a
TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.
  1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983.
You must give your correct TIN, but you do not have to sign the certification.
  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
  3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

• Corporation	Corporation
• Individual	Individual/sole proprietor or single-member LlC
• Sole proprietorship, or
• Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.
• LLC treated as a partnership for U.S. federal tax purposes,	Limited liability company and enter the appropiriate tax classification.
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or	(P= Partnership; C= corporation; or S= S corporation)
• LLC that is disregarded as an entity seperate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.
Exempt payee code.
• Generally, individuals (including sole proprietors) are not exempt from backup withholding.
• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2—The United States or any of its agencies or instrumentalities
3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4—A foreign government or any of its political subdivisions, agencies, or instrumentalities
5—A corporation
6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7—A futures commission merchant registered with the Commodity
Futures Trading Commission
8—A real estate investment trust
9—An entity registered at all times during the tax year under the
Investment Company Act of 1940
10—A common trust fund operated by a bank under section 584(a)
11—A financial institution
12—A middleman known in the investment community as a nominee or custodian
13—A trust exempt from tax under section 664 or described in section
4947

IF the payment is for ...	THEN the payment is exempt for ...
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

Form W-9 (Rev. 11-2017)	Page 4

  4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
  5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

Secure Your Tax Records From Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
• Protect your SSN,
• Ensure your employer is protecting your SSN, and
• Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Pub. 5027, Identity Theft Information for Taxpayers.
Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD
1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.
Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[3]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account	Give name and EIN of :
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt or organization	The organization
12. Partnership or multi-member LLC	The Partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments	The Public Entity
15. Grantor trust under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.
*Note: The grantor also must provide a Form W-9 to trustee of trust.
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.